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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 2004
                                                           -------------

                               FIRST CAPITAL, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

         Indiana                         0-25023             35-2056949
         -------                       -------------        --------------
(State or other Jurisdiction of         (Commission         (IRS Employer
incorporation or organization)          File Number)        Identification No.)


220 Federal Drive N.W., Corydon, Indiana                            47112
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(Address of principal executive offices)                         (Zip Code)

                                 (812) 738-2198
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)









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ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1  Press Release dated July 23, 2004.

ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION.
          --------------------------------------------

      On July 23, 2004, First Capital, Inc., the holding company for First Harrison Bank, announced its financial results for the quarter ended June 30, 2004. The press release announcing financial results for the quarter ended June 30, 2004 is furnished as Exhibit 99.1 and incorporated herein by reference.







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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST CAPITAL, INC.


Dated: July 23, 2004                   By: /s/ William W. Harrod
                                           -------------------------------------
                                           William W. Harrod
                                           President and Chief Executive Officer












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                                  EXHIBIT INDEX



    EXHIBIT                        DESCRIPTION
    -------                        -----------

     99.1               Press release July 23, 2004










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